Property, plant and equipment	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about property, plant and equipment [abstract]
Property, plant and equipment

8.Property, plant and equipment

	Mining	Non-producing	Plant and	Right-of-use	Corporate office
	interests	properties	equipment	lease assets	equipment	Total

Cost
Balance at January 1, 2020	$121,121	$57,344	$89,062	$7,701	$122	$275,350
Asset additions	7,238	51,007	15,969	2,211	118	76,543
Change in decommissioning provision	370	(10)	-	-	-	360
Balance at December 31, 2020	128,729	108,341	105,031	9,912	240	352,253
Asset additions	7,017	952	5,242	1,461	-	14,672
Change in decommissioning provision	4,962	-	-	-	-	4,962
Reclassification	67,558	(96,824)	-	-	-	(29,266)
Balance at December 31, 2021	$208,266	$12,469	$110,273	$11,373	$240	$342,621

Accumulated depreciation
and depletion
Balance at January 1, 2020	$(50,215)	$-	$(34,379)	$(305)	$(62)	$(84,961)
Depreciation/depletion for the year	(4,145)	-	(3,510)	(291)	(27)	(7,973)
Balance at December 31, 2020	(54,360)	-	(37,889)	(596)	(89)	(92,934)
Depreciation/depletion for the year	(5,486)	-	(8,845)	(1,423)	(41)	(15,795)
Impairment for the year	(41,245)	-	(11,021)	(3,713)	-	(55,979)
Balance at December 31, 2021	$(101,091)	$-	$(57,755)	$(5,732)	$(130)	$(164,708)

Carrying value
at December 31, 2020	$74,369	$108,341	$67,142	$9,316	$151	$259,319
at December 31, 2021	$107,175	$12,469	$52,518	$5,641	$110	$177,913

Effective January 11, 2021, the Relief Canyon Mine declared commercial production which the Company defined as operating at an average of 60% targeted capacity within its mining feasibility study. As a result, the Company transferred from non-producing properties $29.3 million and $67.6 million in net book value to inventories and mining interests, respectively.

Non-current assets are tested for impairment or impairment reversals when events or changes in circumstances suggest that the carrying amount may not be recoverable. Impairment indicators were identified during the three-month period ended March 31, 2021 from gold production of the Relief Canyon Mine due to differences observed between the modelled (planned) and mined (actual) ore tonnage and carbonaceous material identified in the early phases of the mine plan. The Company assessed the recoverability of the carrying amount of the cash-generating unit and an impairment to the $121.8 million carrying value of the Relief Canyon Mine was identified. The Company recorded an impairment loss of $55.6 million which is allocated against mineral interests of $41.2 million, plant and equipment of $10.7 million, and right-of-use lease assets of $3.7 million relating to the Relief Canyon Mine as at March 31, 2021. The $66.2 million recoverable amount of the Relief Canyon Mine’s net assets was determined based on the after-tax discounted cash flows expected to be derived from this property’s fair-market value less estimated costs of disposal. The after-tax discounted cash flows were determined based on an updated life-of-mine cash flow projection which incorporated management’s best estimates of commodity prices, future capital requirements and production costs along with geological assumptions and judgments made in estimating the size, grade and recovery of the ore bodies.

Fair value models are considered to be Level 3 within the fair value hierarchy. Key assumptions used in Relief Canyon Mine's fair value model as at March 31, 2021 include estimation of production profile and reserves from its life-of-mine plan, operating and capital costs to extract the reserves, discount rate of 6-8% based on the Company's weighted average cost of capital, gold price from $1,860 per ounce in 2021 down to $1,608 per ounce in 2025 and beyond based on observable market data including spot price and industry analyst consensus, and mine life of 5 years. An increase and decrease in discount rate of 1% would impact the recoverable amount by estimates of approximately $2.3 million decrease and $2.4 million increase, respectively, an increase and decrease in gold recovery rate of 1% would impact the recoverable amount by estimates of approximately $4.7 million increase and $4.7 million decrease, respectively, and an increase and decrease in long-term gold price of $100 per ounce would impact the recoverable amount by estimates of approximately $16.6 million increase and $17.3 million decrease, respectively. This impairment was assessed on the extrapolation of data from the initial phases of mining onto the remaining mining phases with additional leaching test work ongoing. If a subsequent impairment test indicated further changes in the expected cash flows, gold production, and commodity prices, it could result in a material recovery or impairment to the carrying amount.

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The carrying amounts of mineral interests, plant and equipment, and right-of-use lease assets from the Relief Canyon Mine after impairments is approximately $26.8 million, $27.4 million, and $4.1 million, respectively, as at December 31, 2021.

The Company recognized an impairment loss of $0.4 million during the year ended December 31, 2021 related to damaged equipment from the Cosalá Operations. No other impairment or impairment reversal were identified for each of the Company’s cash-generating unit, including non-producing properties and properties placed under care and maintenance as at December 31, 2021.

On March 2, 2017, the Company entered into an option acquisition agreement with Impulsora Minera Santacruz S.A. de C.V., a wholly-owned subsidiary of Santacruz Silver Mining Ltd. (“Santacruz”), to acquire an existing option with Minera Hochschild Mexico S.A. de C.V. (“Hochschild”) for the right to acquire a 100% interest of the San Felipe property located in Sonora, Mexico. As at December 31, 2018, the property purchase option was reclassified as an asset held-for-sale as its carrying amount will be recovered principally through sale. A write-down of $3.7 million was recorded for the year ended December 31, 2018 to measure the asset held-for-sale at the lower of its carrying amount of $10.6 million and fair value less estimated costs to disposal of $6.9 million. The Company made three of the remaining eight contractual quarterly option payments of $0.75 million to Hochschild during the year ended December 31, 2019. As at December 31, 2019, the property purchase option was no longer classified as an asset held-for-sale and was reclassified to property, plant and equipment as its carrying amount of $9.3 million will be recovered principally through continuing use. On October 8, 2020, the Company settled its remaining contractual option payments with Hochschild through issuance of the Company’s common shares to acquire the 100% interest of the San Felipe property (see Note 18). As at December 31, 2021, the carrying amount of the San Felipe property was $12.5 million included in non-producing properties.

The amount of borrowing costs capitalized as property, plant and equipment was $0.1 million during the year ended December 31, 2021 (2020: $4.2 million).